Exhibit 21
FIFTH THIRD BANCORP SUBSIDIARIES
As of February 15, 2022

Name	Jurisdiction of Incorporation
Fifth Third Financial Corporation	Ohio
Fifth Third Bank, National Association	United States
53 AMRC Solar Trust	Delaware
53 ANEE Solar Trust	Delaware
53 APA Solar Trust	Delaware
53 BR Solar Trust	Delaware
53 GEC Solar Trust	Delaware
53 GSE Solar Trust	Delaware
53 KE Solar Trust	Delaware
53 NR Solar Trust	Delaware
53 RCE Solar Trust	Delaware
53 SP Solar Trust	Delaware
53 SS Solar Trust	Delaware
53 TGE Solar Trust	Delaware
Ashland Management Agency, LLC	Delaware
Fifth Third Auto Leasing Trust	Delaware
Fifth Third Commercial Funding, Inc.	Nevada
Fifth Third Community Development Company, LLC	Delaware
5/3 BS IV Investment Fund LLC	Ohio
5/3 CityLink Investment Fund LLC	Ohio
5/3 Keyer Row Investment Fund LLC	Ohio
5/3 Warsaw Creative Investment Fund LLC	Ohio
5/3 Willkommen Investment Fund LLC	Ohio
5/3 Willkommen Investment Fund 2 LLC	Ohio
BBIF Investor Fund LLC	Ohio
Boss Cox Investment Fund LLC	Ohio
Canal Place Investment Fund LLC	Ohio
Carver Loan Pool Investment Fund LLC	Ohio
Fifth Third New Markets Development Company II LLC	Ohio
Five Rivers Investment Fund LLC	Delaware
Gads Hill Investment Fund LLC	Illinois
HostDime Investment Fund LLC	Ohio
Life Connection Investment Fund LLC	Delaware
PSII Investor LLC	Ohio
Score Small Business Loan Pool, LLC	Illinois
Score Small Business Loan Pool 2, LLC	Illinois
Score Small Business Loan Pool 3, LLC	Illinois
Score Small Business Loan Pool 4, LLC	Delaware
Fifth Third Holdings, LLC	Delaware
Fifth Third Holdings Funding, LLC	Delaware
Fifth Third Auto Trust 2019-1	Delaware
Fifth Third Auto Trust 2020-1	Delaware
Fifth Third Insurance Agency, Inc.	Ohio
Epic Insurance Solutions Agency, LLC	Delaware
R.G. McGraw Insurance Agency, Inc.	Ohio
Fifth Third International Company	Kentucky
Fifth Third Securities, Inc.	Ohio
Fifth Third Wealth Advisor LLC	Ohio

FTB SR Solar Trust	Delaware
GNB Management, LLC	Delaware
GNB Realty, LLC	Delaware
Mainstreet Investment Advisors, LLC	Illinois
MB1200 Corporation	Illinois
1208 N Ocean Boulevard LLC	Florida
Acquisition Properties II, LLC	Illinois
Fuschia Properties LLC	Illinois
Acquisition Properties VII, LLC	Illinois
BB Development I, LLC	Illinois
BB Development VII, LLC	Illinois
BCB Development III, LLC	Illinois
BCB Development XXXI, LLC	Illinois
HCB Development I, LLC	Illinois
MB777, LLC	Illinois
MB797, LLC	Illinois
MB848, LLC	Illinois
MB851, LLC	Illinois
MB854, LLC	Illinois
MB876, LLC	Illinois
MB878, LLC	Illinois
MB899, LLC	Illinois
MB1776, LLC	Illinois
MB1803, LLC	Illinois
MB1807, LLC	Illinois
MB1810, LLC	Illinois
MB1815, LLC	Illinois
MB1829, LLC	Illinois
MB1841, LLC	Illinois
MB1846, LLC	Illinois
MB1853, LLC	Illinois
MB1861, LLC	Illinois
MB1864, LLC	Illinois
MB1868, LLC	Illinois
MB1871, LLC	Illinois
MB1875, LLC	Illinois
MB1877, LLC	Illinois
MB1883, LLC	Illinois
MB1884, LLC	Illinois
MB1897, LLC	Illinois
MBAA SFR LLC	Illinois
NCB Development III, LLC	Illinois
NCB Development XXV, LLC	Illinois
NCB Development XXVIII, LLC	Illinois
NCB Development XXXII, LLC	Illinois
Privet Properties, LLC	Illinois
Ragweed Properties, LLC	Illinois
Scherston Real Estate Investments, LLC	Illinois
Spring Green Properties, LLC	Illinois
MB Financial Center, LLC	Delaware
MB Financial Center Land Owner, LLC	Illinois
MB Financial International, Inc.	United States
Fifth Third Business Capital Canada, Inc.	Canada
Old Kent Mortgage Services, Inc.	Michigan
Fifth Third Mortgage – Michigan, LLC	Delaware

PCR MB, LLC	Illinois
Provide, Inc.	Delaware
Summit MFR Leasing, LLC	Delaware
Summit MFR Leasing II, LLC	Delaware
The Retirement Corporation of America	Ohio
Walnut & Vine Holdings, LLC	Delaware
Fifth Third Acquisition Holdings, LLC	Delaware
Franklin Street Advisors, Inc.	North Carolina
Franklin Street Trust Company	North Carolina
Hammond Hanlon Camp LLC	Delaware
H2C Securities, Inc.	Illinois
Walnut & Vine Properties II, LLC	Delaware
Fifth Third Capital Holdings, LLC	Delaware
Fifth Third Community Development Corporation	Indiana
Fifth Third New Markets Development Co., LLC	Ohio
Memorial Hall Investment Fund, LLC	Ohio
Fifth Third Investment Company	Ohio
Fifth Third Global Services, Inc.	Ohio
Fifth Third Mauritius Holdings Limited	Mauritius
First Charter Capital Trust I	Delaware
First Charter Capital Trust II	Delaware
Sweetwater Merger Sub, Inc.	Delaware
Vista Settlement Services, LLC	Delaware